UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 2, 2016

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Estimated Unaudited Net Returns
The following information is being provided to investors in the alternative investment vehicles (the “funds”) that affiliates of Och-Ziff Capital Management Group LLC (collectively, the “Company”) manage with respect to the estimated net returns of certain of the Company’s most significant master funds for the month ended January 31, 2016. The following information is not necessarily indicative of the Company’s anticipated financial results.

January 2016 Net Returns Estimate (1)(2)
OZ Master Fund	-1.74%
OZ Asia Master Fund	-2.78%
OZ Europe Master Fund	-1.85%
______________________________________________

(1)
Monthly net returns are based on management’s estimates as of the date hereof for performance of the referenced funds from January 1, 2016 to January 31, 2016. Such data may change upon completion of the Company’s month-end valuation procedures, and any changes could be material.

(2)
Net return represents a composite of the average return of the feeder funds that comprise each of the referenced funds. Net return is presented on a total return basis, net of all fees and expenses (except incentive income on unrealized gains attributable to investments that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or otherwise should be held until the resolution of a special event or circumstance (“Special Investments”) that could reduce returns on such Special Investments at the time of realization) and includes the reinvestment of all dividends and other income. Performance includes realized and unrealized gains and losses attributable to Special Investments and initial public offering investments that are not allocated to all investors in the feeder funds. Investors that were not allocated Special Investments and/or initial public offering investments may experience materially different returns. The performance calculation for the OZ Master Fund excludes realized and unrealized gains and losses attributable to currency hedging specific to certain investors investing in OZ Master Fund in currencies other than the U.S. Dollar.

Estimated Unaudited Assets Under Management
In addition, the Company is disclosing to investors in the funds that it manages that, as of February 1, 2016, the estimated unaudited amount of assets under management was approximately $43.7 billion, which reflects a net decrease of approximately $900 million since January 1, 2016. The Company’s estimate of assets under management is inclusive of performance for the month ended January 31, 2016 and capital flows from January 2, 2016 through February 1, 2016.
Assets under management includes assets attributable to the Company’s multi-strategy, opportunistic credit, real estate and equity funds, Institutional Credit Strategies products, and other alternative investment vehicles it manages. Management fees and incentive income earned on assets under management may vary depending on the asset class, commitment period, amount of capital committed by investors, and other factors related to a particular fund.
The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, pursuant to Item 7.01 of Form 8-K and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements
The information contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.
Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved.
The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; conditions impacting the alternative asset management industry; the Company's ability to retain existing investor capital; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its active executive managing directors, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.
If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 dated February 23, 2015, and in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2015, dated May 5, 2015. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The Company does not undertake to update any forward-looking statement, because of new information, future developments or otherwise.
This Current Report on Form 8-K does not constitute an offer of any Och-Ziff fund.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Joel M. Frank
Joel M. Frank
Chief Financial Officer and Executive Managing Director
February 2, 2016